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                              CAMBREX CORPORATION

                           ANNUAL REPORT ON FORM 10-K

                                                                   EXHIBIT 10.21

                          REVISED SCHEDULE OF PARTIES

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
NAME                                                    TITLE                       DATE OF AGREEMENT
----                                                    -----                       -----------------
James A. Mack.......................  President and Chief Executive Officer             02/01/90
Claes Glassell......................  Vice President, Cambrex and President,            10/12/94
                                      Pharmaceutical and Fine Chemicals Group
Steven M. Klosk.....................  Executive Vice President, Administration          10/21/92
Peter E. Thauer.....................  Vice President, Law and Environment,              08/28/89
                                      General Counsel and Corporate Secretary
Salvatore J. Guccione...............  Vice President, Corporate Development             12/14/95
Douglas H. MacMillan................  Vice President and Chief Financial Officer        04/14/97
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